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Supplement dated August 23, 1999 to
New England Stock Funds
Statement of Additional Information - Part I dated May 3, 1999

New England International Equity Fund
The seventh paragraph in the section entitled "MANAGEMENT FEES" on page x is amended as follows:

Effective September 1, 1999, NEFM has given a binding undertaking to International Equity Fund to reduce its fees, and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 1.75% (prior to August 23, 1999, 1.40% and prior to December 31, 1996, 1.00%) of the average daily net assets of the Fund's Class Y shares. This undertaking will be binding on NEFM for the life of the Fund's prospectus. The Fund's undertakings with respect to its other Classes remain unchanged.


New England Equity Income Fund
At a special shareholder meeting held on July 27, 1999, Vaughan, Nelson, Scarborough & McCullough ("VNSM") was approved as the subadviser for Equity Income Fund, pursuant to a Subadvisory Agreement dated July 27, 1999. VNSM had been acting as interim subadviser since June 1, 1999, pursuant to an Interim Subadvisory Agreement dated June 1, 1999. The annual subadvisory fee rates payable by the Fund to VNSM and the services provided to the Fund by VNSM under the Interim Subadvisory Agreement and the Final Subadvisory Agreement are identical to those fees previously paid to and those services previously provided by Loomis Sayles to manage the portfolio of the Fund. In addition, VNSM agreed to voluntarily waive its subadvisory fee under the Interim Agreement until June 30, 1999.

Effective June 1, 1999, NEFM and VNSM each agreed to continue the binding undertaking that was currently in effect to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the average daily net assets of the Fund's Class A, B and C shares, respectively ("Expense Caps"). Beginning July 1, 1999, VNSM and NEFM split any fee waivers required in proportion to the management and subadvisory fees collected. NEFM also bears any additional expense reimbursement above the fee waivers required for the Fund to meet the relevant Expense Cap.

New England Growth Fund
The first paragraph in the section entitled "MANAGEMENT FEES" on page viii is revised to read as follows:

Pursuant to an advisory agreement dated August 30, 1996, as amended June 1, 1999, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of New England Funds Trust I. Under the advisory agreement, the Fund pays CGM an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets, 0.65% of such assets in excess of $500 million and 0.60% of such assets in excess of $2 billion. Prior to June 1, 1999, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million. Prior to August 30, 1996, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the same rate as that in effect prior to June 1, 1999.


SP89-0899